UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the
Securities Exchange Act of 1934

Check the appropriate box:

☒         Preliminary Information Statement

☐          Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐          Definitive Information Statement

GOLD SWAP INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GOLD SWAP INC.
72 Pond Road
Woodbury, New York 11797

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock” or “Shares”) of Gold Swap Inc., a New York corporation (the “Company or “Gold Swap”), as of the close of business on the record date, December 11, 2012.  The purpose of the Information Statement is to notify our shareholders that on December 11, 2012, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holders of 25,519,700 (representing 83.3%) of the issued and outstanding shares of our Common Stock.  The Written Consent adopted resolutions which authorized the Company to (a) act on a proposal to change the Gold Swap’s state of incorporation from New York to Delaware by the merger of Gold Swap with and into its wholly-owned subsidiary, Point Capital, Inc., a Delaware corporation and (b) change the name of the Company from “Gold Swap Inc.” to “Point Capital, Inc.”

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority stockholder of the Company.  The actions will become effective twenty (20) calendar days after this Information Statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holders of at least a majority of the outstanding shares of all voting stock of the Company. Because shareholders holding at least a majority of the voting rights of our outstanding common stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through its ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from shareholders.

This Information Statement is being mailed on or about December __, 2012 to shareholders of record on December 11, 2012.

Sincerely,

/s/ Melvin Schlossberg
Melvin Schlossberg
President

GOLD SWAP INC.
72 Pond Road
Woodbury, New York 11797
_____________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
_________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock” or “Shares”) of Gold Swap Inc., a New York corporation (the “Company” or “Gold Swap” ), as of the close of business on the record date, December 11, 2012.  The purpose of the Information Statement is to notify our shareholders that on December 11, 2012 the Company received a written consent in lieu of a meeting of shareholders (the “Written Consent”) from the holders of 25,519,700 (representing 83.3%) of the issued and outstanding shares of our Common Stock.  The Written Consent adopted resolutions which authorized the Company to (a) act on a proposal to change the Company’s state of incorporation from New York to Delaware by the merger of Gold Swap Inc. with and into its wholly-owned subsidiary, Point Capital, Inc., a Delaware corporation and (b) change the name of the Company from “Gold Swap Inc.” to “Point Capital, Inc.”

The actions will become effective twenty (20) calendar days after this Information Statement is mailed to our shareholders.

Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these resolutions, and proxies are not requested from shareholders.

In accordance with our bylaws, our Board of Directors has fixed the close of business on December 11, 2012 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about December __, 2012 to shareholders of record on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to change the Company’s state of incorporation from New York to Delaware by the merger of Gold Swap with and into its wholly-owned subsidiary, Point Capital, Inc., and to change the name of the Company from “Gold Swap Inc.” to “Point Capital, Inc.” requires the affirmative vote of the holders of a majority of the voting power of the Company.  Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through its ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

In addition, the New York Business Corporation Law provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting.  This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has no class of voting stock outstanding other than the Common Stock.  There are currently 30,631,200 shares of Common Stock outstanding, and each share of Common Stock is entitled to one vote.  Accordingly, the vote or written consent of the shareholders holding at least 15,315,601 shares of the Common Stock issued and outstanding is necessary to change the Company’s state of incorporation from New York to Delaware by the merger of Gold Swap with and into its wholly-owned subsidiary, Point Capital, Inc., and to change the name to “Point Capital, Inc.” In accordance with our bylaws, our Board of Directors has fixed the close of business on December 11, 2012 as the record date for determining the shareholders entitled to vote or give written consent.

On December 11, 2012, shareholders holding 25,519,700 (representing 83.3%) of the issued and outstanding shares of Common Stock executed and delivered to the Company the Written Consent.  Accordingly, in compliance with the New York Business Corporation Law, at least a majority of the outstanding shares has approved (a) the change of the Company’s state of incorporation from New York to Delaware by the merger of Gold Swap with and into its wholly-owned subsidiary, Point Capital, Inc. and (b) the change of the name of the Company from “Gold Swap Inc.” to “Point Capital, Inc.” As a result, no vote or proxy is required by the stockholders to approve the adoption of the foregoing actions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Agreement and Plan of Merger and the Articles of Merger may not be filed with the New York Secretary of State and the merger and name change may not be implemented until twenty (20) calendar days after this Information Statement is first mailed to our shareholders.  As mentioned earlier, the merger and the name change will become effective upon the filing of the relevant documents with the Secretaries of State of the States of New York and Delaware, which are anticipated to be on or about December _____, 2012, twenty (20) days after the mailing of this Information Statement.

REASONS FOR THE REINCORPORATION

We believe that Reincorporation in Delaware will give Gold Swap a greater measure of flexibility and simplicity in corporate governance than is available under New York law. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations.  For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by Gold Swap.  Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the Delaware General Corporation Law (the “DGCL”).  The DGCL, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Gold Swap’s corporate legal affairs.  For these reasons, the Board believes that Gold Swap’s business and affairs can be conducted more advantageously if Gold Swap is able to operate under the DGCL.

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Gold Swap with and into Point Capital, Inc. pursuant to an Agreement and Plan of Merger (the “Plan of Merger”). Point Capital, Inc. is a wholly-owned subsidiary of Gold Swap, incorporated under the DGCL for the sole purpose of effectuating the Reincorporation on December 3, 2012.  Point Capital, Inc. has no operations and no assets or liabilities. At the effective time of the merger, all the assets and liabilities of Gold Swap will become the assets and liabilities of Point Capital, Inc.  The Reincorporation will become effective upon the filing of the requisite merger documents with the Secretaries of State of the States of Delaware and New York, or as soon as practicable thereafter (the “Effective Date”), which will take place twenty (20) calendar days after this Information Statement is first mailed to our shareholders and we receive confirmation from FINRA that we can effectuate the merger and reincorporation.  As a result of the reincorporation, we will cease our corporate existence in the State of New York. This summary does not include all of the provisions of the Plan of Merger, a copy of which is attached hereto as Appendix A.

On the Effective Date of the reincorporation, each share of the Company’s Common Stock will be canceled and the holder thereof shall receive one whole share of Point Capital, Inc. common stock.

The Certificate of Incorporation of Point Capital, Inc. differs in a number of respects from the Articles of Incorporation of Gold Swap. Accordingly, the approval by the shareholders holding at least a majority of the voting rights of our outstanding Common Stock of the Plan of Merger represents the adoption by the shareholders of the Certificate of Incorporation of Point Capital, Inc. The adoption of the Certificate of Incorporation of Point Capital, Inc. was a separate action distinct from the approval of the Plan of Merger, and each of the material differences between the Articles of Incorporation of Gold Swap and the Certificate of Incorporation of Point Capital, Inc. are described below. The approval to reincorporate is not separate from the approval to change the name of the Company. Despite the differences between the Articles of Incorporation of Gold Swap and the laws of the State of New York which govern Gold Swap, and the Certificate of Incorporation of Point Capital, Inc. and the laws of the State of Delaware which govern Point Capital, Inc., your rights as shareholders will not be materially affected by the Reincorporation. See the information under "Significant Changes in Gold Swap Charter and By-laws as a Result of the Reincorporation" and “Comparative Rights of Stockholders under NYBCL and DGCL” for a summary of the differences between the Articles of Incorporation of Gold Swap and the laws of the State of New York and the Certificate of Incorporation of Point Capital, Inc. and the laws of the State of Delaware.

Until further notice, the Company’s business operations will continue at the offices located at 72 Pond Road, Woodbury, NY 11797.

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the Boards of Directors of Gold Swap and Point Capital, Inc. at any time prior to the Effective Date. In addition, the Board of Gold Swap may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the shareholders of Gold Swap, alter or change the amount or kind of Point Capital, Inc. common stock to be received in exchange for or on conversion of all or any of Gold Swap Common Stock, alter or change any term of the Certificate of Incorporation of Point Capital, Inc. or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Gold Swap Common Stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the reincorporation. The approval by the holders of the majority of issued and outstanding shares of Common Stock of the Company for the reincorporation constitutes approval of the Plan of Merger, as well as the adoption of the Certificate of Incorporation and the Bylaws of Point Capital, Inc. Each of the differences between the Articles of Incorporation and Bylaws of Gold Swap and the Certificate of Incorporation and Bylaws of Point Capital, Inc. were implicitly affirmatively adopted by the holders of the majority of the issued and outstanding shares of Common Stock of the Company in approving the merger of the Company from New York into its wholly-owned subsidiary in Delaware.

CORPORATE NAME

Immediately following the merger, Point Capital, Inc. will be the surviving corporation, and our name will be changed from “Gold Swap Inc.” to “Point Capital, Inc.” This name change more adequately defines the proposed business of the Company after the closing.

MATERIAL TAX CONSEQUENCES FOR SHAREHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by Gold Swap or the stockholders as a result of the exchange of shares of Gold Swap Common Stock for shares of Point Capital, Inc. common stock upon consummation of the transaction. The reincorporation and change of each share of Gold Swap Common Stock into one share of Point Capital, Inc. common stock will be a tax-free transaction, and the holding period and tax basis of Gold Swap Common Stock will be carried over to the Point Capital, Inc. common stock received in exchange therefor.

Because of the complexity of the capital gain and loss provisions of the Code and because of the uniqueness of each individual’s capital gain or loss situation, stockholders should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the reincorporation of the Company from a New York corporation to a Delaware corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of Gold Swap will be those of Point Capital, Inc.

PRICE VOLATILITY

We cannot predict what effect, if any, the reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BY-LAWS TO BE IMPLEMENTED BY THE REINCORPORATION

Corporate Name. The change in State of Incorporation will effect a change in the Company's name. The name will change from "Gold Swap Inc." to “Point Capital, Inc.”

Number of Directors: Gold Swap’s By-laws provide that the number of directors of the corporation shall not be less than one (1) or more than five (3), unless decided otherwise by the Board. The By-laws of Point Capital, Inc. do not set a specific number of directors.

Limitation of Liability: Gold Swap’s By-laws contain no indemnification provision. Neither the Articles of Incorporation nor By-laws of Gold Swap provides for any limitation of liability of a director who performs his duties as a director in good faith or in a manner he reasonably believes to be in the best interests of the corporation. The Certificate of Incorporation and By-laws of Point Capital, Inc. contain an indemnification provision and a provision limiting the directors’ liability for breach of their fiduciary duty to the situations where (i) there is a breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit.

This summary does not include all of the provisions of the Certificate of Incorporation and By-laws of Point Capital, Inc., copies of which are attached hereto as Appendix B and Appendix C, respectively.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER NEW YORK AND DELAWARE LAW

Despite the differences between the Articles of Incorporation of Gold Swap and the Certificate of Incorporation of Point Capital, Inc.,  the voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending the Articles of Incorporation, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. However, there are some material differences between the New York Business Corporation Law (the "NYBCL") and the DGCL which are summarized in the chart below. This chart does not address each difference between the NYBCL  and the DGCL but focuses on those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to NYBCL and the DGCL.

NEW YORK	DELAWARE
TRANSACTIONS WITH OFFICERS AND DIRECTORS
Under the NYBCL, no contract or other transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers, or have a substantial financial interest, shall be either void or voidable for this reason alone or by reason alone that such director or directors are present at the meeting of the board, or of a committee thereof, which approves such contract or transaction, or that his or their votes are counted for such purpose, if:

    (a) The material facts as to such director's interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the board or committee, and the board or committee approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director or, if the votes of the disinterested directors are insufficient to constitute an act of the board, by unanimous vote of the disinterested directors; or

    (b) The material facts as to such director's interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the shareholders entitled to vote thereon, and such contract or transaction is approved by vote of such shareholders. or

    (c) The contract or transaction was fair and reasonable as to the corporation at the time it was approved by the board, a committee or the shareholders.

Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if:

   (a)The material facts of such relationship or interest are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

    (b) The material facts of such relationship or interest are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

    (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders.

ELECTION AND REMOVAL OF DIRECTORS
The NYBCL requires that the corporation have one or more directors. The directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the certificate of incorporation provides otherwise.

Under the NYBCL, only the shareholders may remove a director without cause, and this only if the certificate of incorporation or bylaws so provide. Any and all directors can be removed for cause either by shareholders or, if the certificate or the bylaws so allow, by the board of directors. The NYBCL also provides that if a director is elected by a class vote or cumulative voting, such director may never be removed by the board.

Under the NYBCL, unless the certificate provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders.

The DGCL states that the corporation must have one or more directors. The directors are elected by a plurality of the votes present at the meeting, either in person or by proxy, and entitled to vote on the election of directors.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except 1) if the certificate of incorporation provides otherwise, any director or the entire board of directors of a corporation with a classified board of directions may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors and 2) except if the corporation has cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

INSPECTION OF BOOKS AND RECORDS
Under the NYBCL, any shareholder of record may, after at least five business days’ prior written notice, inspect and copy of the minutes of the corporation’s shareholder’s proceedings and record of shareholders and to make extracts therefrom for any purpose reasonably related to such person's interest as a shareholder.

The DGCL permits shareholders to inspect and make extracts from the corporation’s books and records for any proper purpose. Under the DGCL the shareholder, in person or by attorney or other agent, must make demand for such inspection in writing and under oath stating the purpose of the demand.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS
Under the NYBCL, the corporation’s certificate of incorporation can eliminate or limit directors’ personal liability to the corporation or its shareholders for breach of their duty of care. However, a corporation may not limit directors’ liability in certain circumstances, such as those in bad faith, involving intentional misconduct or violating the duty of loyalty.

NYCBL imposes statutory liability upon the directors if they vote or concur in one of the following: (i) declaring a dividend or other distribution contrary to the NYBCL or certificate of incorporation; (ii) repurchasing by the corporation of its own shares contrary to the NYBCL or certificate of incorporation: (iii) the distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors; (iv) making of any loan contrary to section 714 of NYBCL.

Under NYBCL, a corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, , by reason of the fact that he, was a director or officer of the corporation, or served such other corporation in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

The DGCL permits corporations to adopt provisions in its certificate of incorporation limiting or eliminating certain monetary liability of directors to the corporation or its shareholders. However, the DGCL does not permit limitation of the liability of a director for: (a) breaching the duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) any transaction in which a director derived an improper personal benefit; or (d) paying an unlawful dividend or approving an unlawful stock repurchase.

Under the DGCL, corporations may indemnify any person made a party to any third-party action or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or was serving in a similar capacity for another corporation at the corporation’s request, as long as that person: (1) has acted in good faith; (2) has acted in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (3) in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, a corporation must indemnify an officer or director “to the extent” the person is successful in defending himself or herself.

Corporations may advance expenses to officers and directors upon receipt of an undertaking by or on behalf of the person to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation. In such circumstances, the DGCL does not require that the undertaking be secured or that the corporation make a determination of ability to repay.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS
Under the NYBCL, the board of each constituent corporation, upon adopting such plan of merger or consolidation, shall submit such plan to a vote of shareholders.

For corporations not in existence on February 22, 1998 or where the certificate of incorporation of which expressly provides that a corporations incorporated after that date, the approval of the merger shall require the majority of the shares entitled to vote. For corporations in existence on February 22, 1998, the approval of the merger shall require two-thirds of the votes of all outstanding shares entitled to vote.

In a merger between a parent and a subsidiary corporation (in which the parent owns at least 90% of the outstanding shares), there is no requirement of shareholder approval from either corporation, provided the subsidiary is merged into a parent corporation.

Notwithstanding shareholder authorization and at any time prior to the filing of the certificate of merger or consolidation, the plan of merger or consolidation may be abandoned pursuant to a provision for such abandonment, if any, contained in the plan of merger or consolidation.

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.

Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

DIVIDENDS
Under the NYBCL, corporations may declare and pay dividends or make other distributions in cash or its bonds or its property, including the shares or bonds of other corporations, on its outstanding shares, except when currently the corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the certificate of incorporation.

Dividends may be declared or paid and other distributions may be made either (1) out of surplus, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital, or (2) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Under the DGCL, corporations may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined under the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board of directors, but not below the aggregate par value of a corporation’s outstanding shares.

APPRAISAL RIGHTS; DISSENTERS' RIGHTS
Under the NYBCL, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including any plan of merger or consolidation to which the corporation is a party, a share exchange, any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval except that the right to shall not be available:

  (i) to a shareholder of the parent corporation in a merger between a parent and a subsidiary corporations; or

  (ii) to a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified above, unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 of NYBCL in the rights of the shares held by such shareholder; or

  (iii) to a shareholder for the shares of any class or series of stock, which shares or depository receipts, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

Under the DGCL, a shareholder of a corporation only has appraisal rights in the case of a stockholder objecting to certain mergers. However, a shareholder of a Delaware corporation does not have appraisal rights in connection with a merger or consolidation if: (a) the shares of the corporation are (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; or (b) the corporation will be the surviving corporation of the merger and approval of the merger does not require the vote of the shareholders of the surviving corporation.

Notwithstanding the foregoing, shareholders of Delaware corporations are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than: (a) shares of stock of the corporation surviving or resulting from the merger or consolidation; (b) shares of any other corporation that on the effective date of the merger or consolidation will be either: (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; (c) cash in lieu of fractional shares of the corporation; or (d) any combination thereof.

Under the DGCL, the corporation must pay to the dissenting shareholder the fair value of the shares upon completion of the appraisal proceedings.

SPECIAL MEETINGS OF STOCKHOLDERS
Under the NYBCL, a special meetings of the shareholders may be called by: (i) the board of directors, or (ii) such person or persons as may be so authorized by the certificate of incorporation or the by-laws.

The DGCL provides that a special meeting of stockholders may be called by: (i) the board of directors; or (ii) such person or persons as may be authorized by the certificate of incorporation or by the bylaws.

STOCKHOLDERS' CONSENT WITHOUT A MEETING
Under the NYBCL, any action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon or, if the certificate of incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Under the DGCL, unless otherwise provided in the certificate of incorporation, a corporation may take any action without a meeting if consents are received by the shareholders having not less than the minimum number of votes necessary to approve the action at a meeting.

AMENDMENT TO CHARTER
The NYBCL any amendment or change of the certificate of incorporation may be authorized by vote of the board, followed by vote of a majority of all outstanding shares entitled to vote in a meeting of shareholders. The certificate might provide for a greater vote then would be necessary under the NYCBL.

However, any one or more of the following changes may be authorized by or pursuant to authorization of the board:

  (1) To specify or change the location of the corporation's office.

  (2) To specify or change the post office address to which the secretary of state shall mail a copy of any process against the corporation served upon him.

  (3) To make, revoke or change the designation of a registered agent, or to specify or change the address of its registered agent.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

CONTROL-SHARE ACQUISITION TRANSACTIONS
NYBCL does not have a control share acquisition statute.	DGCL does not have a control share acquisition statute,.
BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS
Under NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares.

An "interested shareholder" under NYBCL is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under NYBCL include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of any benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

After a five-year period, NYBCL allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met.

DGCL generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An "interested stockholder" under DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation.

Briefly described, the prohibited combinations include:

(i) Mergers or consolidations.

(ii) Sales, leases, exchanges or other dispositions of 10% or more of

(1) the aggregate market value of all assets of the corporation or

(2) the aggregate market value of all the outstanding stock of the corporation.

(iii) Issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested stockholder.

(iv) Receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation.

(v) Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

A Delaware corporation may elect to wave the above restriction in its certificate of incorporation. In addition, the DGCL restriction on business transactions with interested stockholders does not apply in the following cases:

(i) If, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

(ii) If, after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.

(iii) If, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

PREEMPTIVE RIGHTS
Under, NYBCL, for corporations formed before February 22, 1998, shareholders are generally entitled to preemptive rights in connection with certain types of stock issuances by the corporation, unless the certificate o incorporation expressly limits or eliminates preemptive rights. For corporations formed on or after February 22, 1998, preemptive rights do not exist, unless expressly provided in the certificate of incorporation.
Under DGCL, the issuance of shares does not result in preemptive rights of stockholders, unless the certificate of incorporation expressly provides for such rights.

LOANS TO, AND GUARANTEES OF OBLIGATIONS OF, DIRECTORS
Under NYBCL, a corporation may not lend money to, or guarantee the obligation of, a director unless (1) the shareholders (other than the interested director) approve the transaction; or (2) for corporations in existence on February 22, 1998, if the certificate of incorporation so provides, and with respect to any corporation formed after February 22, 1998, if the board determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or a general plan authorizing loans and guarantees.

NYBCL provides that a guarantee may not be given by a New York corporation, if not in furtherance of its corporate purposes, unless it is authorized by two-thirds of the votes of all outstanding shares entitled to vote.

Under DGCL, a board of directors may authorize loans by the corporation to, and guarantees by the corporation of any obligations of, any director of the corporation who is also an officer or other employee of the corporation whenever, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

DGCL contains no similar provision restricting guarantees by a corporation.

STATUTORY LIABILITY OF 10 LARGEST SHAREHOLDERS FOR WAGES DUE TO EMPLOYEES
Under NYBCL, the 10 largest shareholders of corporation, whose shares are not listed on a national stock exchange or regularly traded in an over-the-counter market, are jointly and severally personally liable for all debts, wages and salaries due and owing to the corporation’s employees (other than independent contractors) for services performed by said employees.

DGCL contains no such provision.
ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS AND EMPLOYEES
Under NYBCL, the issuance of any stock rights or stock options, as well as plans to issue rights or options, to directors, officers or employees must be approved by a majority vote of the corporation's shareholders.
Under DGCL, stockholder approval is not required, and such an action can be authorized by the board of directors.

Regulatory Requirements

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the merger would be the filing of Certificate of Merger with the New York State Department of State and the filing of a Certificate of Merger with the Secretary of State of Delaware.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, Point Capital, Inc. would be considered the acquirer and would be treated as the successor to Gold Swap’s historical operations. Accordingly, Gold Swap’s historical financial statements would be treated as the financial statements of Point Capital, Inc.

Appraisal Rights

Shareholders of the Company do not have appraisal rights under New York law as a result of the proposed Reincorporation. Pursuant to Section 910(A) of the NYBCL, appraisal rights are available with respect to any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available: (i) to a shareholder of the parent corporation in a merger authorized by  section 905 (merger  of  parent  and  subsidiary corporations), or paragraph (c) of section 907 (merger or consolidation of domestic and foreign corporations).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons and entities are also required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended December 31, 2011, all reporting persons complied with all applicable Section 16(a) filing requirements as these reports were not due as of such date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of December 11, 2012, the number of shares of Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 30,631,200 issued and outstanding shares of Common Stock.  Unless otherwise indicated, the business address of each such person is c/o Gold Swap Inc. c/o Melvin Schlossberg, 72 Pond Road, Woodbury, New York 11797.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Beneficial Ownership	Percent of Class

Melvin Schlossberg	Common	20,000,000	65.3%

Donald Ptalis	Common	500,000	1.6%

Vadim Mats	Common	0	0

Whalehaven Capital Fund Limited(1)	Common	5,519,700	18.0%

Directors and Officers as a group (3 persons)		20,500,000	66.9%

(1)       Michael Finkelstein has voting and dispositive power as to the shares held by Whalehaven Capital Fund Limited.

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the reincorporation or name change which is not shared by all other shareholders.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Gold Swap’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Gold Swap Inc.
c/o Melvin Schlossberg,
72 Pond Road
Woodbury, New York 11797

By Order of the Board of Directors,

/s/ Melvin Schlossberg
Melvin Schlossberg
President

Appendices

Appendix A	Agreement and Plan of Merger and Reincorporation
Appendix B	Certificate of Incorporation of Point Capital, Inc.
Appendix C	Bylaws of Point Capital, Inc.

Appendix A

AGREEMENT AND PLAN OF MERGER
OF
GOLD SWAP INC.
(a New York corporation)
AND
POINT CAPITAL, INC.
(a Delaware corporation)

AGREEMENT AND PLAN OF MERGER entered into on December __, 2012 by Gold Swap Inc., a New York corporation ("Parent"), and approved by resolution adopted by its Board of Directors on December __, 2012 and Point Capital, Inc., a Delaware corporation ("Subsidiary"), and approved by resolution adopted by its Board of Directors on December __, 2012.

WHEREAS, Parent is a business corporation of the State of New York;

WHEREAS, Subsidiary is a business corporation of the State of Delaware;

WHEREAS, Subsidiary is the wholly-owned subsidiary of Parent:

WHEREAS, the New York Business Corporation Law permits a merger of a business corporation of the State of New York with and into a business corporation of another jurisdiction;

WHEREAS, Parent does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Delaware; and

WHEREAS, the respective Boards of Directors of Parent and Subsidiary thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Parent with and into Subsidiary (the “Merger”) pursuant to the provisions of the New York Business Corporation Law and pursuant to the provisions of the Delaware General Corporation Law upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Parent and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Subsidiary and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Agreement and Plan of Merger set forth.

1. Parent shall, pursuant to the provisions of the New York Business Corporation Law and to the provisions of the Delaware General Corporation Law, be merged with and into Subsidiary, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name Subsidiary pursuant to the provisions of the Delaware General Corporation Law. The separate existence of Parent, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the New York Business Corporation Law.

2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Delaware General Corporation Law.

3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Delaware General Corporation Law.

4. The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

6. Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the New York Business Corporation Law and upon behalf of the surviving corporation in accordance with the provisions of the Delaware General Corporation Law, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New York and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of New York and the State of Delaware and elsewhere to effectuate the Merger herein provided for.

9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

10. The effective time of this Agreement and Plan of Merger, and the time at which the Merger herein agreed shall become effective in the State of New York and the State of Delaware, shall be on the last to occur of:

(a) the approval of this Agreement and Plan of Merger by the stockholders of the terminating corporation in accordance with the New York Business Corporation Law; or

(b) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Delaware General Corporation Law, is filed with the Secretary of State of the State of Delaware; or

(c) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the New York Business Corporation Law, is filed with the Secretary of State of the State of New York.

11. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of New York.

12. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of New York and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware except that, without the approval of the shareholders of Parent and the stockholders of Subsidiary, no such amendment may (a) change the rate of exchange for any shares of Parent or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Parent; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Parent or Subsidiary.

IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   December __, 2012

GOLD SWAP INC., a New York corporation By: /s/ Melvin Schlossberg Name: Melvin Schlossberg Title: President

POINT CAPITAL, INC., a Delaware corporation By: /s/ Melvin Schlossberg Name: Melvin Schlossberg Title: President

Appendix B
State of Delawar Secretary of State Division of" Corporations Delivered 03:36 P1412/03/2012 FILED 03:36 PM 12/03/2012 SRV 121288675 - 5251646 FILE

CERTIFICATE OF INCORPORATION
OF
POINT CAPITAL, INC.

FIRST:               The name of the Corporation is Point Capital, Inc.

SECOND:          The address of the Corporation's registered office in the State of Delay.areis 3500 South DuPont Highway, in the City of Dover, County of Kent, 19901. The name of its registered agent at such address is Interstate Agent Services, LLC.

THIRD:      The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

FOURTH:          (A) The amount of the total authorized capital stock of the Corporation shall be One Hundred and Five Million shares, divided as follows: (a) One Hundred Million shares of Common Stock, with parvalue of $0.0001 (the "CommonStock), and (b) Five Million shares of Preferred Stock, with parvalue of $0.0001 (the "Preferred Stock');

(B) The Preferred Stock may be issued from time to time as herein provided in one or more series. The Board of Directors shall have the full authority to determine and state the designations and relative rights (including, if any, par value, conversion rights, participation rights, dividend rights, voting rights, and stated, redemption and liquidationvalue), ranking preferences, limitations and restrictions of each such series by the adoption of resolutions prior to the issuance of each such series authorizing the issuance of each such series. All shares of Preferred Stock of the same series shall be identical with each other in all respects, except with respect to the right to receive dividends, which may vary depending on the date of purchase.

FIFTH:               Unless required by law or determined by the chairman of the meeting to be advisable, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

SIXTH:              The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, and to reclassify the same, and to amend, alter, change or repeal any provision contained in the Certificate of Incorporation under which the Corporation is organized or in any amendment thereto, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders in said Certificate of 1ncorporation or any amendment thereto are granted subject to the aforementioned reservation.

SEVENTH:        The Board of Directors shall have the power at any time, and from time to time, to adopt, amend and repeal any and all By-Laws of the Corporation.

EIGHTH:            1.   Indemnification

The Corporation shall, and does hereby, indemnify to the fullest extent permitted or authorized by the Delaware General Corporation Law or judicial or administrative decisions, as the same exists or may hereafter be amended or interpreted differently in the future (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Corporation to provide broader indemnification rights than permitted prior thereto), each person (including the current and future heirs, beneficiaries, personal representatives and estate of such person) who was or is a party, or is threatened to be made a party, or was or is a witness, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") and whether the basis of such Proceeding is an allegation of an action in an official capacity ofsuch person related to the Corporation or any other capacity while such person is serving as an officer, director, employee or agent of the Corporation, against any liability (which for purposes of this Article shall include any judgment, settlement, penalty or fine) or cost, charge or expense (including attorneys' fees) asserted against him or incurred by him by reason of the fact that such indemnified person (1) is or was a director, oflioer or employee of the Corporation or (2) is or was an agent of the Corporation as to whom the Corporation, by action of its Board of Direc tors, has agreed to grant such indemnity or (3) is or was serving, at the request of the Corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of any employee benefit plan) or (4) is or was serving as an agent of such other corporation, partnership, joint venture, trust or other enterprise described in clause (3) hereof as to whom the Corporation, by action of its Board of Directors, has agreed to grant such indemnity. Each director, officer, employee or agent of the Corporation to whom indemnification rights under this Section 1 of this Article have been granted shall be referred to as an "Indemnified Person."

Notwithstanding the foregoing, except as specified in Section 3 of this Article, the Corporation shall not be required to indemnify an Indemnified Person in connection with a Proceeding (or any part thereof) initiated by such Indemnified Person unless such authorization for such Proceeding (or any part thereof) was not denied by the Board of Directors of the Corporation prior to sixty (60) days after receipt of notice thereof from such Indemnified Person stating his intent to initiate such Proceeding and only upon such terms and conditions as the Board of Directors may deem appropriate.

2.    Advance of Costs, Charges and Expenses

Costs, charges and expenses (including attorneys' fees) incurred by an officer, director, employee or agent who is an lndemni lied Person in de fending a Proceeding shall be paid by the Corporation to the fullest extent permitted or authorized by the Delaware General Corporation Law or judicial or administrative decisions, as the same exists or may hereafter be amended or interpreted differently in the future (but, in the case of any such future amendment or interpretation, only to the extent that such amendment or interpretation permits the Corporation to provide broader rights to advance costs, charges and expenses than permitted prior thereto), in advance of the final disposition of such Proceeding, upon receipt of an undertaking by or on behalf of the Indemnified Person to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision that such person is not entitled to be indemnified by the Corporation as authorized in this Article and upon such other terms and conditions, in the case of an agent as to whom the Corporation has agreed to grant such indemnity, as the Board of Directors may deem appropriate. The Corporation may, upon approval ofthe Indemnified Person, authorize the Corporation's counsel to represent such person in any Proceeding, whether or not the Corporation is a party to such Proceeding. Such authorization may be made by the Board of Directors by majority vote, including directors who are parties to such Proceeding.

3.    Procedure for Indemnification

Any indemnification or advance under this Article shall be made promptly and in any event within sixty (60) days upon the written request of the Indemnified Person (except in the case of a claim for an advancement of costs, charges or expenses, in which case the applicable period shall be twenty (20) days). The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnified Person in any court of competent jurisdiction if the Corporation denies such request under this Article, in whole or in part, or if no disposition thereof is made within sixty (60) days or twenty (20) days, as may be applicable. Such Indemnified Person's costs and expenses incurred in connection with successfully establishing his right to indemnification or advancement of c osts, charges or expenses, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action that the claimant has not met the standard of conduct, if any, required by the Delaware General Corporation Law orjudicial or administrative decisions, as the same exists or may hereafter be amended or interpreted difierently in the future (but, in the case of any such future amendment or interpretation, only to the extent that such amendment or interpretation does not impose a more stringent standard of conduct than permitted prior thereto), but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant or advancement for the claimant is proper in the circumstances because he has met the applicable standard of conduct, if any, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

4.    Non-Exclusivity, Survival of Indemnification

The indemnification and advancement provided by this Article shall not be deemed exclusive of any other rights to which those Indemnified Persons may be entitled under any agreement, vote of stockholders or disinterested directors or recommendation of counsel or otherwise, both as to actions in such person's official capacity and as to actions in any other capacity while holding such office or position, and shall continue as to an Indemnified Person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, beneficiaries, personal representatives and the estate of such person. All rights to indemnification and advancement under this Article shall be deemed to be a contract between the Corporation and each Indemnified Person who serves or served in such capacity at any time while this Article is in effect. Any repeal or modification of this Article or any repeal or modification of relevant provisions of the Delaware General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification of such Indemnified Person, or the obligations of the Corporation arising hereunder, for claims relating to matters occurrine prior to such repeal or modification.

5.    Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan) against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or the applicable provisions of the Delaware General Corporation Law.

6.    Savings Clause

If this Article or any portion hereof shall be invalidated on any ground by any court of competent j urisdiction, then the Corporation shall nevertheless indemnify and advance costs to each Indemnified Person as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any Proceeding, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and as permitted by the Delaware General Corporation I1aw.

NINTH:    No director of the Corporation shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or amendment of this Article shall adversely affect any rights of any person pursuant to this Article which existed at the time of such repeal or amendment with respect to acts or omissions ocourrine prior to such repeal oiamendment.

TENTH:    Pursuant to the authority granted in Section 203(bX1) of the General Corporation Law of the State of Delaware, the provisions of Section 203 of the General Corporation Law of the State of Delaware shall not be applicable to the Corporation.

ELEVENTH:     The name and address of the incorporator is as follows:

Alex Englard
2071 Flatbush Avenue, Suite 165
Brooldyn, NY 11234

IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed signed and acknowledged this certificate of incorporation this 3"I day of December, A.D. 2012

By IS/ Alex Englard
Name: Alex Englard, Incorporator

Appendix C
POINT CAPITAL, INC.

BY-LAWS
ARTICLE I

OFFICES
1.           The location of the registered office of the Corporation is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Delaware 19808, and the name of its registered agent at such address is Corporation Service Company.
2.           The Corporation shall in addition to its registered office in the State of Delaware establish and maintain an office or offices at such place or places as the Board of Directors may from time to time find necessary or desirable.
ARTICLE II

CORPORATE SEAL
The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation and may be in such form as the Board of Directors may determine.  Such seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

ARTICLE III

MEETINGS OF STOCKHOLDERS
1.           All meetings of the stockholders shall be held at the registered office of the Corporation in the State of Delaware or at such other place as shall be determined from time to time by the Board of Directors.
2.           The annual meeting of stockholders shall be held on such day and at such time as may be determined from time to time by resolution of the Board of Directors, when they shall elect by plurality vote, a Board of Directors to hold office until the annual meeting of stockholders held next after their election and their successors are respectively elected and qualified or until their earlier resignation or removal.  Any other proper business may be transacted at the annual meeting.

3.           The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws.  If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by statute).  At such adjourned meeting at which the requisite amount of voting stock shall be represented any business may be transacted which might have been transacted at the meeting as originally notified.
4.           At all meetings of the stockholders each stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless such instrument provides for a longer period.
5.           At each meeting of the stockholders each stockholder shall have one vote for each share of capital stock having voting power, registered in his name on the books of the Corporation at the record date fixed in accordance with these By-law, or otherwise determined, with respect to such meeting.  Except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote thereat, a quorum being present.

6.           Notice of each meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting.  Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called.
7.           Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the Secretary at the request in writing of stockholders owning a majority of the amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.  Such request by stockholders shall state the purpose or purposes of the proposed meeting.
8.           Business transacted at each special meeting shall be confined to the purpose or purposes stated in the notice of such meeting.
9.           The order of business at each meeting of stockholders shall be determined by the presiding officer.

ARTICLE IV

DIRECTORS
1.           The business and affairs of the Corporation shall be managed under the direction of a Board of Directors, which may exercise all such powers and authority for and on behalf of the Corporation as shall be permitted by law, the Certificate of Incorporation or these By-laws.  Each of the directors shall hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

2.           The Board is empowered to appoint a Chairman of the Board of Directors.  If so appointed, the Chairman shall act as chairman of all meetings of the Board of Directors and at all special and annual meetings of stockholders, and shall have control over the agenda of such meetings, all in accordance with the provisions of these By-laws and the Certificate of Incorporation.  The Chairman shall perform such other duties as may from time to time be assigned to him by the Board.
3.           The Board of Directors may hold their meetings within or outside of the State of Delaware, at such place or places as it may from time to time determine.
4.           The number of directors comprising the Board of Directors shall be such number as may be from time to time fixed by resolution of the Board of Directors, provided that the number of directors shall not be less than three(3).  In case of any increase, the Board shall have power to elect each additional director to hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal.  Any decrease in the number of directors shall take effect at the time of such action by the Board only to the extent that vacancies then exist; to the extent that such decrease exceeds the number of such vacancies, the decrease shall not become effective, except as further vacancies may thereafter occur, until the time of and in connection with the election of directors at the next succeeding annual meeting of the stockholders.
5.           If the office of any director becomes vacant, by reason of death, resignation, disqualification or otherwise, a majority of the directors then in office, although less than a quorum, may fill the vacancy by electing a successor who shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal.
6.           Any director may resign at any time by giving written notice of his resignation to the Board of Directors.  Any such resignation shall take effect upon receipt thereof by the Board, or at such later date as may be specified therein.  Any such notice to the Board shall be addressed to it in care of the Secretary.

ARTICLE V

COMMITTEES OF DIRECTORS
1.           The Board may designate an Executive Committee and one or more other committees, each such committee to consist of one or more directors of the Corporation.  The Executive Committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation (except as otherwise expressly limited by statute), including the power and authority to declare dividends and to authorize the issuance of stock, and may authorize the seal of the corporation to be affixed to all papers which may require it.  Each such committee shall have such of the powers and authority of the Board as may be provided from  time to time in resolutions adopted by the Board.
2.           The requirements with respect to the manner in which the Executive Committee and each such other committee shall hold meetings and take actions shall be set forth in the resolutions of the Board of Directors designating the Executive Committee or such other committee.

ARTICLE VI

COMPENSATION OF DIRECTORS
The directors shall receive such compensation for their services as may be authorized by resolution of the Board of Directors, which compensation may include an annual fee and a fixed sum for expense of attendance at regular or special meetings of the Board or any committee thereof.  Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE VII

MEETINGS OF DIRECTORS; ACTION WITHOUT A MEETING
1.           Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as may be determined from time to time by resolution of the Board.
2.           Special meetings of the Board of Directors shall be held whenever called by the President of the Corporation or the Board of Directors on at least 24 hours' notice to each director.  Except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these By-laws, the purpose or purposes of any such special meeting need not be stated in such notice, although the time and place of the meeting shall be stated.
3.           At all meetings of the Board of Directors, the presence in person of a majority of the total number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and, except as otherwise provided by statute, by the Certificate of Incorporation or by these By-laws, if a quorum shall be present the act of a majority of the directors present shall be the act of the Board.
4.           Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board or such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of committee.  Any director may participate in a meeting of the Board, or any committee designated by the Board, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this sentence shall constitute presence in person at such meeting.

ARTICLE VIII

OFFICERS
1.           The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a Chief Financial Officer, a President and a Secretary.  The Board may also choose a Chief Operating Officer, Treasurer, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as it shall deem necessary. Any number of offices may be held by the same person.
2.           The salaries of all officers of the Corporation shall be fixed by the Board of Directors, or in such manner as the Board may prescribe.
3.           The officers of the Corporation shall hold office until their successors are elected and qualified, or until their earlier resignation or removal.  Any officer may be at any time removed from office by the Board of Directors, with or without cause.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.
4.           Any officer may resign at any time by giving written notice of his resignation to the Board of Directors.  Any such resignation shall take effect upon receipt thereof by the Board or at such later date as may be specified therein.  Any such notice to the Board shall be addressed to it in care of the Secretary.

ARTICLE IX

THE CHIEF EXECUTIVE OFFICER
The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, subject, however, to the direction and control of the Board.  The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bond, contracts or other instruments.  He shall perform all duties incident to the office of the Chief Executive Officer and shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board may from time to time determine.

ARTICLE X

THE CHIEF FINANCIAL OFFICER
The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares.  The books of account shall at all reasonable times be open to inspection by any director.The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors.  He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

ARTICLE XI

THE PRESIDENT
The President shall have such powers and perform such duties as from time to time may be assigned to him by the Chief Executive Officer, the Chief Operating Officer or the Board.

ARTICLE XII

VICE PRESIDENTS
The Vice Presidents shall have such powers and duties as may be delegated to them by the Chief Executive Officer, the Chief Operating Officer or the President.

ARTICLE XIII

SECRETARY AND ASSISTANT SECRETARY
1.           The Secretary shall attend all meetings of the Board of Directors and of the stockholders, and shall record the minutes of all proceedings in a book to be kept for that purpose.  He shall perform like duties for the committees of the Board when required.
2.           The Secretary shall give, or cause to be given, notice of meetings of the stockholders, of the Board of Directors and of the committees of the Board.  He shall keep in safe custody the seal of the Corporation, and when authorized by the Chief Executive Officer, the President or a Vice President, shall affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary.  He shall have such other powers and duties as may be delegated to him by the Chief Executive Officer, the Chief Operating Officer or the President.

3.           The Assistant Secretary shall, in case of the absence of the Secretary, perform the duties and exercise the powers of the Secretary, and shall have such other powers and duties as may be delegated to them by the Chief Executive Officer, the Chief Operating Officer or the President.

ARTICLE XIV

TREASURER AND ASSISTANT TREASURER
1.           The Treasurer shall have the custody of the corporate funds and securities, and shall deposit or cause to be deposited under his direction all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to authority granted by it.  He shall render to the Chief Executive Officer, the Chief Operating Officer, the President and the Board whenever they may require it an account of all his transactions as Treasurer and of the financial condition of the Corporation. He shall have such other powers and duties as may be delegated to him by the Chief Executive Officer, the Chief Operating Officer or the President.
2.           The Assistant Treasurer shall, in case of the absence of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall have such other powers and duties as may be delegated to them by the Chief Executive Officer, the Chief Operating Officer or the President.

ARTICLE XV

CERTIFICATES OF STOCK
The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued.  They shall exhibit the holder's name and number of shares and shall be signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary.

ARTICLE XVI

CHECKS
All checks, drafts and other orders for the payment of money and all promissory notes and other evidences of indebtedness of the Corporation shall be signed by such officer or officers or such other person as may be designated by the Board of Directors or pursuant to authority granted by it.

ARTICLE XVII

FISCAL YEAR
The fiscal year of the Corporation shall be as determined from time to time by resolution duly adopted by the Board of Directors.

ARTICLE XVIII

NOTICES AND WAIVERS
1.           Whenever by statute, by the Certificate of Incorporation or by these By-laws it is provided that notice shall be given to any director or stockholder, such provision shall not be construed to require personal notice, but such notice may be given in writing, by mail, by depositing the same in the United States mail, postage prepaid, directed to such stockholder or director at his address as it appears on the records of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus deposited.  Notice of regular or special meetings of the Board of Directors may also be given to any director by telephone or by telex, telegraph or cable, and in the latter event the notice shall be deemed to be given at the time such notice, addressed to such director at the address hereinabove provided, is transmitted by telex (with confirmed answerback), or delivered to and accepted by an authorized telegraph or cable office.
2.           Whenever by statute, by the Certificate of Incorporation or by these By-laws a notice is required to be given, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of any stockholder or director at any meeting thereof shall constitute a waiver of notice of such meeting by such stockholder or director, as the case may be, except as otherwise provided by statute.

ARTICLE XIX

INDEMNIFICATION
All persons who the Corporation is empowered to indemnify pursuant to the provisions of Section 145 of the General Corporation Law of the State of Delaware (or any similar provision or provisions of applicable law at the time in effect) shall be indemnified by the Corporation to the full extent permitted thereby.  The foregoing right of indemnification shall not be deemed to be exclusive of any other such rights to which those seeking indemnification from the Corporation may be entitled, including, but not limited to, any rights of indemnification to which they may be entitled pursuant to any agreement, insurance policy, other by-law or charter provision, vote of stockholders or directors, or otherwise.  No repeal or amendment of this Article shall adversely affect any rights of any person pursuant to this Article which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

ARTICLE XX

ALTERATION OF BY-LAWS
The By-laws of the Corporation may be altered, amended or repealed, and new By-laws may be adopted, by the stockholders or by the Board of Directors.